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                                   EXHIBIT 21
                   List of Subsidiaries of Chiron Corporation

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                                                                                          JURISDICTION OF
                                                                                         INCORPORATION OR
SUBSIDIARY                                                                                 ORGANIZATION
---------------------------------------------------------------------------------------------------------
Cetus Generic Corporation                                                                 Delaware, USA
Chiron (formerly EuroCetus) Benelux B.V.                                                  Netherlands
   Cephalon/Chiron Nederlands b.v. (Formerly EuroCetus Nederlands b.v.)                   Netherlands
Chiron GmbH (formerly EuroCetus GmbH)                                                     Germany
Chiron France S.A.R.L. (formerly EuroCetus France SARL)                                   France
Chiron Italia S.r.l./ (formerly EuroCetus Italia S.r.l.)                                  Italy
Chiron UK Ltd. (formerly EuroCetus U.K. Ltd.)                                             United Kingdom
Chiron Iberia SA (formerly EuroCetus Iberia S.A.)                                         Spain
Chiron Partners, Inc.                                                                     California, USA
Chiron Alpha Corporation                                                                  California, USA
Chiron/Cephalon JV                                                                        Delaware, USA
Chiron Beta Corporation                                                                   California, USA
Chiron Properties, Inc.                                                                   California, USA
Chiron Delta Corporation                                                                  Delaware, USA
Chiron Biocine Acquisition Corporation                                                    Delaware, USA
Chiron Biocine Corporation                                                                California, USA
   Chiron Vaccines Company (formerly Chiron Biocine Company)                              Delaware, USA
   Chiron (Bermuda) Ltd.                                                                  Bermuda
Chiron Redevelopment Corp. & Co. K.G. (99% owned)                                         Germany
31 Corsa Verwaltungsgesellschaft GmbH                                                     Germany
   Chiron Behring GmbH (49% owned)                                                        Germany
   Chiron Behring GmbH & Co. (49% limited partnership interest)                           Germany
Chiron  Biocine B.V. (formerly JV Vax)                                                    Netherlands
   Chiron S.p.A. (formerly Biocine, S.p.A.)                                               Italy
   Biocine S.A.R.L.                                                                       France
Chiron Technologies Pty. Ltd. (formerly Chiron Mimotopes Pty. Ltd.)                       Australia
Chiron Mimotopes U.S.                                                                     California, USA
Chiron Redevelopment Corporation                                                          Missouri, USA
Chiron Diagnostics S.A. (merged with Ciba Corning Diagnostics S.A.)                       France
Chiron Foreign Sales Corporation                                                          U.S. Virgin Islands
Chiron Funding LLC                                                                        Delaware, USA
Chiron Viagene, Inc.                                                                      Delaware, USA
   Centaur Insurance Company, Inc.                                                        Hawaii, USA
Chiron Diagnostics Corporation (formerly Ciba Corning Diagnostics
     Corporation)                                                                         Delaware, USA
   Chiron Healthcare Holdings Pty. Ltd (formerly Ciba Corning
     Diagnostics Australia Pty. Ltd.)                                                     Australia
    Chiron Healthcare Australia Pty. Ltd. (formerly Ciba Corning
     Diagnostics Australia Pty. Limited)                                                  Australia
     Chiron Healthcare Pty. Ltd. (formerly Australian Diagnostics
       Corporation Pty. Ltd.)                                                             Australia
   Chiron GmbH (formerly Ciba Corning Diagnostics GmbH)                                   Austria
   Chiron N.V./S.A. (formerly Ciba Corning Diagnostics, S.A./N.V.)                        Belgium
     Chiron N.V. (formerly Ciba Corning Diagnostics Netherlands Ltd.)                     Netherlands
   Chiron Inc. (formerly Ciba Corning Canada Inc.)                                        Canada
   Chiron Diagnostics Ltd. (formerly Ciba Corning Diagnostics Limited)                    United Kingdom
     (Russia branch)
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                                                                                          JURISDICTION OF
                                                                                         INCORPORATION OR
SUBSIDIARY                                                                                 ORGANIZATION
---------------------------------------------------------------------------------------------------------
   Chiron  Diagnostics S.A. (formerly Ciba Corning Diagnostics S.A.)                      France
   Chiron Diagnostics GmbH (formerly Ciba Corning Diagnostics GmbH)                       Germany
   Chiron Ltd. (formerly Ciba Corning Diagnostics (H.K.) Ltd.                             Hong Kong
      Chiron Marketing Services Ltd. (formerly Ciba Corning Marketing
        Services (H.K.) Ltd.)                                                             Hong Kong
          (Singapore branch)
   Chiron Diagnostics S.p.A. (formerly Ciba Corning Diagnostics S.p.A.)                   Italy
   Chiron KK (formerly Ciba Corning Diagnostics K.K.)                                     Japan
   Chiron, S.A. de C.V. (formerly Ciba Corning Diagnostics de Mexico,
     S.A. de C.V.) (49%)                                                                  Mexico
    Chiron Ltd. (formerly Ciba Corning Korea, Ltd.)                                       Korea
     Chiron Sp. z.o.o. (formerly Ciba Corning Diagnostics Sp.z.o.o.)                      Poland
        Chiron Espana, S.A. (formerly Ciba Corning Diagnostics S.A.)                      Spain
        Chiron Diagnostics A.G. (formerly Ciba Corning Diagnostics A.G.)                  Switzerland
        Ciba Corning Diagnostics Foreign Sales Corporation                                U.S. Virgin Islands
        Chiron Taiwan Co., Ltd. (formerly Ciba Corning Diagnostics Co., Ltd.)             Taiwan
        Chiron Diagnostics, Lda. (formerly Ciba Corning Diagnostics, Lda.)                Portugal
        Chiron Brasil Ltda.                                                               Brazil
        Chiron Ltd.                                                                       Thailand
Chiron Vision Corporation                                                                 Delaware, USA
   Adatomed Pharmazeutische und Medizintechnische GmbH                                    Germany
   IntraOptics GmbH                                                                       Germany
   Magnum Diamond Corporation                                                             South Dakota, USA
   New Gluco, Inc.                                                                        Delaware, USA
   Chiron Vision Australia Pty. Ltd.                                                      Australia
   Chiron Vision (UK) Ltd.                                                                United Kingdom
   Chiron Vision Canada, Inc.                                                             Canada
   Chiron Vision France, SA                                                               France
   Laboratoires Domilens S.A.                                                             France
      Chiron Vision Espana SA                                                             Spain
      Domilens A.B.                                                                       Sweden
      Domilens, Inc.                                                                      Delaware, USA
   Iolab Corporation                                                                      California, USA
   Chiron Vision (Singapore) Pte., Ltd.                                                   Singapore
   Chiron Vision Italia S.r.l.                                                            Italy
   Hardlens Co., Inc. (50% owned)                                                         California, USA
   Softlens Co., Inc. (50% owned)                                                         California, USA
   Chiron Technolas Ophtalmologische Systeme GmbH   (75% owned)                           Germany
   1110237 Ontario Inc.                                                                   Canada
   Future Vision, Inc.                                                                    California, USA
   Steinway Instrument Company, Inc.                                                      California, USA
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